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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549




                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  May 24, 1994


                    COMPREHENSIVE CARE CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                           State of Delaware
            (State or Other Jurisdiction of Incorporation)

0-5751                                             95-2594724
(Commission File Number)           (I.R.S. Employer Identification No.)



  16305 Swingley Ridge Dr., Suite 100, Chesterfield, Missouri  63017
         (Address and Zip Code of Principal Executive Offices)


                            (314) 537-1288
         (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events


Mr. Michael K. O'Toole resigned as a member of the Board of Directors effective May 24, 1994. A replacement has not yet been appointed to fill the vacancy created by the resignation of Mr. O'Toole. Mr. O'Toole served as a director of the Registrant from August 20, 1990 to May 24, 1994 and as Vice Chairman from November 17, 1993 to May 24, 1994.
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                              SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPREHENSIVE CARE CORPORATION


Dated: June 2, 1994               By  /s/        KERRI RUPPERT
                                        (Officer's signature and title)

                                                          Kerri Ruppert
                                                         Vice President
                                           and Chief Accounting Officer
                                         (Principal Accounting Officer)